UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2012
Date of Report

November 5, 2012
(Date of earliest event reported)

LIGHTLAKE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-139915	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Gloucester Place, Ground Floor Suite, London, England W1U 6HP
(Address of principal executive offices, including zip code)

44 (0) 203 617 8739
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRGANGEMENT OF CERTAIN OFFICERS.

On November 5, 2012, Seijin Ki submitted to the Board of Directors his resignation as the Company’s Chief Financial Officer and as a Director of the Company.  The Board of Directors accepted Mr. Ki’s resignation as the Chief Financial Officer and Director of the Company.  The Chairman of the Board of Directors, Michael Sinclair, will serve as the Company’s interim Chief Financial Officer until the next annual meeting of shareholders of the Company or until a successor is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2012

LIGHTLAKE THERAPEUTICS, INC.
By:	/s/ Dr. Roger Crystal
Name:	Dr. Roger Crystal
Title:	Chief Executive Officer

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